                                                                    EXHIBIT 24.1

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ ROBERT A. BELFER
                                                     ---------------------------
                                                     Robert A. Belfer

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ NORMAN P. BLAKE, JR.
                                                     ---------------------------
                                                     Norman P. Blake, Jr.

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ RONNIE C. CHAN
                                                     ---------------------------
                                                     Ronnie C. Chan

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ JOHN H. DUNCAN
                                                     ---------------------------
                                                     John H. Duncan

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ JOE H. FOY
                                                     ---------------------------
                                                     Joe H. Foy

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 2nd day of January, 1997.



                                                 /s/ WENDY L. GRAMM
                                                     ---------------------------
                                                     Wendy L. Gramm

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ ROBERT K. JAEDICKE
                                                     ---------------------------
                                                     Robert K. Jaedicke

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ KENNETH L. LAY
                                                     ---------------------------
                                                     Kenneth L. Lay

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ CHARLES A. LeMAISTRE
                                                     ---------------------------
                                                     Charles A. LeMaistre

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ JOHN A. URQUHART
                                                     ---------------------------
                                                     John A. Urquhart

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ JOHN WAKEHAM
                                                     ---------------------------
                                                     John Wakeham

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ CHARLS S. WALKER
                                                     ---------------------------
                                                     Charls S. Walker

                           LIMITED POWER OF ATTORNEY

                                  ENRON CORP.

         KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of Enron Corp., a Delaware corporation, does hereby make, constitute and appoint Kenneth L. Lay, Peggy B. Menchaca and William D. Gathmann, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution and resubstitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, a Registration Statement on Form S-8 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an employee benefit plan and options to purchase Common Stock of Enron Corp. to be issued in connection with the acquisition of Zond Corporation and any and all amendments and supplements thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of January, 1997.



                                                 /s/ HERBERT S. WINOKUR, JR.
                                                     ---------------------------
                                                     Herbert S. Winokur, Jr.